EXHIBIT 10.3 THIRTEENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS THIRTEENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of October 31, 2018 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO- MITSUBISHI UFJ, LTD.), as administrator (in such capacity, the “Administrator”). R E C I T A L S The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”). The parties hereto desire to amend the Agreement as hereinafter set forth. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement. 2. Amendments to the Agreement. As of the Effective Date (as defined below), the Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A. 3. Non-Ratable Purchases and Consent. (a) In connection with the amendment of the Commitments on the date hereof, the parties hereto desire to provide for on the date hereof (i) the partial reduction in the Group Invested Amount of the Victory Receivable Corporation Purchaser Group and (ii) an increase in the Group Invested Amount of each of the other Purchaser Groups. (b) Seller hereby requests that solely on a one time basis on the date hereof, that the Purchasers in each of the Liberty Street Funding LLC, PNC Bank, National Association, Wells Fargo Bank, National Association and Mizuho Bank, Ltd. Purchaser Groups (each such Purchaser Group, a “Subject Purchaser Group”) make a non-pro rata Incremental Purchase in the applicable amount set forth opposite its name on Schedule I attached hereto. For administrative convenience, Seller hereby requests that the applicable Purchasers in the Subject Purchaser Groups transfer the proceeds thereof by wire transfer of immediately available funds to the account set forth on Schedule I attached hereto to be applied as partial reduction in the Group Invested Amount of the Victory Receivable Corporation Purchaser Group. 730091877 03128405

(c) The Purchaser Agents for each of the Subject Purchaser Groups hereby acknowledge receipt of the Purchase Notice set forth in clause (b) above and hereby agree (i) subject to the satisfaction of each of the conditions set forth in Section 6.2 of the Agreement, that the Purchasers in its applicable Purchaser Group will make the Incremental Purchase requested above and (ii) that the provisions of this Amendment are in all material respects equivalent to the form of “Purchase Notice” set forth as Exhibit II to the Agreement and waive the notice requirement set forth in Section 1.2 of the Agreement. (d) After giving effect to the non-pro rata Incremental Purchase and the partial reduction in the applicable Invested Amount, in each case, as set forth above and occurring on the date hereof, each of the parties hereto hereby agrees that the Group Invested Amount for each Purchaser Group shall on the date hereof be the amount set forth on Schedule II attached hereto. (e) All accrued and unpaid CP Costs, Yield and fees with respect to the portion of the Group Invested Amount of the Victory Receivable Corporation Purchaser Group being reduced on the date hereof shall be paid by the Seller on the Settlement Date first occurring after the date hereof in accordance with the terms of the Agreement and the other Transaction Documents. (f) Each of the parties hereto hereby consents to the non-pro rata Incremental Purchase and partial reduction set forth above notwithstanding anything to the contrary set forth in the Agreement or any other Transaction Document (including, without limitation, the ratable Incremental Purchase requirement set forth in Section 1.1(a) of the Agreement and the ratable reduction requirement set forth in Section 1.3 of the Agreement). 4. Representations and Warranties; Covenants. Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof: (a) each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date; (b) no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event; (c) the Facility Termination Date for all Purchaser Groups has not occurred; and (d) the Credit Agreement has not been amended since October 31, 2018. 5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein. 730091877 03128405 2

6. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions: (a) receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment and (ii) the amended and restated fee letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and each Purchaser Agent; (b) the Administrator and each Purchaser Agent shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Effective Date; and (c) receipt by each Purchaser Agent of such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent. 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns. 8. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). 9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof. 10. Transaction Document. This Amendment shall constitute a Transaction Document under the Agreement. 11. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction. 12. Ratification. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms. 730091877 03128405 3

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MUFG BANK, LTD., as Administrator By:______________________________________ Name: Title: VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser By:______________________________________ Name: Title: MUFG BANK, LTD.,, as Purchaser Agent for Victory Receivables Corporation By:______________________________________ Name: Title: MUFG BANK, LTD.,, as Related Committed Purchaser for Victory Receivables Corporation By:______________________________________ Name: Title: 730091877 03128405 S-2 Thirteenth Amendment to RPA (ARFC)

LIBERTY STREET FUNDING LLC, as an Uncommitted Purchaser By:______________________________________ Name: gáää=^K=oìëëç Title: sáÅÉ=mêÉëáÇÉåí THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding LLC By:______________________________________ Name: Title: 730091877 03128405 S-4 Thirteenth Amendment to RPA (ARFC)

MIZUHO BANK,LTD., as a Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser s '~'"_~ By: ~' ~~ Name: RICHARD A. BURKE Title: MANAGING DIRECTOR 730091877 03128405 S-6 Thirteenth Amendment to RPA (ARFC)

EXHIBIT A (ATTACHED) 730091877 03128405 Exhibit A-1 Thirteenth Amendment to RPA (ARFC)

Exhibit A to Thirteenth Amendment dated October 31, 2018 CONFORMED COPY includes First Amendment dated 4/28/11 Second Amendment dated 10/28/11 Third Amendment dated 11/16/12 Fourth Amendment dated 1/16/13 Fifth Amendment dated 6/28/13 Sixth Amendment dated 10/7/13 Seventh Amendment dated 7/17/14 Eighth Amendment dated 12/5/14 Omnibus Amendment dated 11/4/15 Tenth Amendment dated 6/21/16 Eleventh Amendment 11/18/16 Twelfth Amendment 12/18/17 AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT DATED AS OF APRIL 29, 2010 AMONG AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, AS SELLER, AMERISOURCEBERGEN DRUG CORPORATION, AS INITIAL SERVICER, THE VARIOUS PURCHASERS GROUPS FROM TIME TO TIME PARTY HERETO AND MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), AS ADMINISTRATOR 730091894 03128405

TABLE OF CONTENTS Page ARTICLE I. PURCHASE ARRANGEMENTS Section 1.1 Purchase Facility 21 Section 1.2 Incremental Purchases 5 Section 1.3 Decreases 65 Section 1.4 Deemed Collections; Purchase Limit 6 Section 1.5 Payment Requirements and Computations 7 Section 1.6 [Reserved] 7 Section 1.7 Sharing of Payments, etc 7 ARTICLE II. PAYMENTS AND COLLECTIONS Section 2.1 Payments of Recourse Obligations 87 Section 2.2 Collections Prior to the Final Facility Termination Date; Repayment of Certain Demand Advances 8 Section 2.3 Repayment of Demand Advances on the Final Facility Termination Date; Collections 9 Section 2.4 Payment Rescission 10 Section 2.5 Clean Up Call 10 ARTICLE III. COMMERCIAL PAPER FUNDING Section 3.1 CP Costs 10 Section 3.2 Calculation of CP Costs 10 Section 3.3 CP Costs Payments 10 Section 3.4 Default Rate 1110 ARTICLE IV. BANK RATE FUNDINGS Section 4.1 Bank Rate Fundings 11 Section 4.2 Yield Payments 11 Section 4.3 [Reserved] 11 Section 4.4 Suspension of the LIBO Rate 11 Section 4.5 Default Rate 1112 ARTICLE V. REPRESENTATIONS AND WARRANTIES Section 5.1 Representations and Warranties of the Seller 12 Section 5.2 Representations and Warranties of the Seller With Respect to Each Sale of Receivables 16 Section 5.3 Representations and Warranties of Servicer 17 ARTICLE VI. CONDITIONS OF PURCHASES 730091894 03128405 i

Section 6.1 Conditions Precedent to Initial Incremental Purchase; Closing Date 2021 Section 6.2 Conditions Precedent to All Purchases and Reinvestments 2021 ARTICLE VII. COVENANTS Section 7.1 Affirmative Covenants of the Seller 2122 Section 7.2 Negative Covenants of the Seller 27 Section 7.3 Affirmative Covenants of the Servicer 2930 Section 7.4 Negative Covenants of the Servicer 3334 ARTICLE VIII. ADMINISTRATION AND COLLECTION Section 8.1 Designation of Servicer 3435 Section 8.2 Duties of Servicer 3536 Section 8.3 Collection Notices 3738 Section 8.4 Responsibilities of Seller 3738 Section 8.5 Settlement Reports 3738 Section 8.6 Servicing Fee 3839 ARTICLE IX. AMORTIZATION EVENTS Section 9.1 Amortization Events 3839 Section 9.2 Remedies 4142 ARTICLE X. INDEMNIFICATION Section 10.1 Indemnities by the Seller Parties 42 Section 10.2 Increased Cost and Reduced Return 4445 Section 10.3 Other Costs and Expenses 45 ARTICLE XI. THE AGENTS Section 11.1 Appointment and Authorization 4546 Section 11.2 Delegation of Duties 4647 Section 11.3 Exculpatory Provisions 4647 Section 11.4 Reliance by Agents 4647 Section 11.5 Notice of Amortization Events 4748 Section 11.6 Non-Reliance on Administrator, Purchaser Agents and Other Purchasers 48 Section 11.7 Administrators and Affiliates 4849 Section 11.8 Indemnification 4849 Section 11.9 Successor Administrator 49 ARTICLE XII. ASSIGNMENTS AND PARTICIPATIONS 730091894 03128405 ii

Section 12.1 Successors and Assigns; Participations; Assignments 4950 ARTICLE XIII. MISCELLANEOUS Section 13.1 Waivers and Amendments 5152 Section 13.2 Notices 5253 Section 13.3 Protection of Administrator’s Security Interest 5253 Section 13.4 Confidentiality 5354 Section 13.5 Bankruptcy Petition 5455 Section 13.6 Limitation of Liability 5455 Section 13.7 CHOICE OF LAW 55 Section 13.8 CONSENT TO JURISDICTION 5556 Section 13.9 WAIVER OF JURY TRIAL 5556 Section 13.10 Integration; Binding Effect; Survival of Terms 5556 Section 13.11 Counterparts; Severability; Section References 5657 Section 13.12 Characterization 5657 Section 13.13 Amendment and Restatement 5758 Section 13.14 Ratification by Performance Guarantor 5758 Section 13.15 Federal Reserve 57; Etc 58 Section 13.16 Patriot Act 5758 Section 13.17 Defaulted Receivables 5758 730091894 03128405 iii

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of April 29, 2010 is entered into by and among: (a) Amerisource Receivables Financial Corporation, a Delaware corporation (“Seller”), (b) AmerisourceBergen Drug Corporation, a Delaware corporation (“ABDC”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each, a “Seller Party”), (c) the various Purchaser Groups from time to time party hereto, and (d) MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as administrator for each Purchaser Group (together with its successors and assigns in such capacity, the “Administrator”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I. PRELIMINARY STATEMENTS 1. Seller desires to transfer and assign Receivable Interests from time to time. 2. The Purchasers desire to purchase Receivable Interests from Seller from time to time. 3. TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., has been requested and is willing to act as Administrator on behalf of the Purchasers and their assigns in accordance with the terms hereof. 4. The Seller, the Servicer, the Purchaser Agents and Purchasers party hereto and the Administrator have previously entered into that certain Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Original Agreement”). 5. The parties hereto desire to amend and restate the Original Agreement on the terms and conditions set forth herein. In consideration of the mutual agreements, provisions and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 730091894 03128405

Section 3.3 CP Costs Payments. On each Settlement Date, Seller shall pay to the applicable Purchaser Agent (for the benefit of the related Conduit Purchaser) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the portion of the Invested Amounts of all Receivable Interests funded by such Conduit Purchaser with Commercial Paper for the Calculation Period then most recently ended in accordance with Article II. Section 3.4 Default Rate. From and after the occurrence of an Amortization Event, all Receivable Interests shall accrue Yield at the Default Rate. ARTICLE IV. BANK RATE FUNDINGS Section 4.1 Bank Rate Fundings. Prior to the occurrence of an Amortization Event, the portion of outstanding Invested Amount of each Receivable Interest funded with Bank Rate Fundings shall accrue Yield for each day during its Interest Period at the applicable Yield Rate in accordance with the terms and conditions hereof. If any undivided interest in a Receivable Interest initially funded with Commercial Paper is sold (or otherwise participated) to the Liquidity Providers pursuant to a Liquidity Agreement, such undivided interest in such Receivable Interest shall be deemed to have an Interest Period commencing on the date of such sale. Section 4.2 Yield Payments. On the Settlement Date for each Receivable Interest that is funded with a Bank Rate Funding, Seller shall pay to each applicable Purchaser Agent (for the benefit of its Purchaser Group) an aggregate amount equal to the accrued and unpaid Yield thereon for the entire Interest Period of each related Bank Rate Funding in accordance with Article II. Section 4.3 [Reserved]. Section 4.4 Suspension of the LIBO Rate. (a) If any Purchaser or Liquidity Provider notifies the related Purchaser Agent that it has determined that funding its ratable share of the Bank Rate Fundings at or by reference to a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Bank Rate Funding at or by reference to such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Bank Rate Funding at such LIBO Rate, then such Purchaser Agent shall give notice thereof to the Seller by telephone, facsimile or email as promptly as practicable thereafter and, until such Purchaser Agent notifies the Seller that the circumstances giving rise to such notice no longer exist, (a) no portion of the Invested Amount shall be funded at the LIBO Rate or at the Alternate Base Rate determined by reference to the LIBO Rate and (b) the Yield for any outstanding portions of the Invested Amount then funded at the LIBO Rate or at the Alternate Base Rate determined by reference to the LIBO Rate shall, on the last day of the then current Interest Period, be converted to the Alternate Base Rate determined by reference to clause (a)(ii) of the definition of the Alternate Base Rate. 730091894 03128405 11

(b) If at any time (i) the Administrator determines (which determination shall be final and conclusive absent manifest error) or any Purchaser Agent notifies the Administrator that adequate and reasonable means do not exist for ascertaining the LIBO Rate (including, without limitation, because the LIBO Rate is not available or published on a current basis) and such circumstances are unlikely to be temporary, (ii) the supervisor for the administrator of the LIBO Rate or a governmental authority having jurisdiction over the Administrator or any other Purchaser Agent has made a public statement identifying a specific date after which the LIBO Rate shall no longer be used for determining interest rates for loans, or (iii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the United States syndicated loan market in the applicable currency, then the Administator and the Seller shall endeavor to establish an alternate rate of interest (the “Replacement Rate”) to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 13.1 of this Agreement, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrator shall not have received, within five (5) Business Days of the date notice of the Replacement Rate is provided to the Purchaser Agents, a written notice from the Required Purchaser Agents stating that such Required Purchaser Agents object to such amendment. Until the Replacement Rate is determined (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 4.4(b), only to the extent the LIBO Rate for such period is not available or published at such time on a current basis), (a) no portion of the Invested Amount shall be funded at the LIBO Rate or at the Alternate Base Rate determined by reference to the LIBO Rate and (b) the Yield for any outstanding portions of the Invested Amount then funded at the LIBO Rate or at the Alternate Base Rate determined by reference to the LIBO Rate shall, on the last day of the then current Interest Period, be converted to the Alternate Base Rate determined by reference to clause (a)(ii) of the definition of the Alternate Base Rate. Notwithstanding anything else herein, any definition of the Replacement Rate shall provide that in no event shall such Replacement Rate be less than zero for the purposes of this Agreement. To the extent the Replacement Rate is approved by the Administrator in connection with this clause, the Replacement Rate shall be applied in a manner consistent with market practice; provided, that, in each case, to the extent such market practice is not administratively feasible for the Administrator, the Replacement Rate shall be applied as otherwise reasonably determined by the Administrator (it being understood that any such modification by the Administrator shall not require the consent of, or consultation with, any of the Purchaser Agents). Section 4.5 Default Rate. From and after the occurrence of an Amortization Event, all Bank Rate Fundings shall accrue Yield at the Default Rate. ARTICLE V. REPRESENTATIONS AND WARRANTIES Section 5.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Administrator, each Purchaser Agent and each Purchaser, as to itself, as of 730091894 03128405 12 covered fund, the Seller is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act. (t) Payments to Applicable Originator. With respect to each Receivable transferred to Seller under the Receivables Sale Agreement, Seller has given reasonably equivalent value to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101 et seq.), as amended. (u) Anti-Corruption Laws and Sanctions. The Seller has implemented and will maintain in effect and enforce policies and procedures designed, in its reasonable judgment, to ensure compliance by the Seller, its Subsidiaries and itstheir directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. None of the Seller or any Subsidiary or, to the knowledge of the Seller, any director, officer, employee or agent of the Seller or any Subsidiary, is a Sanctioned Person. No part of the proceeds of any Purchase will be used directly, or to the knowledge of the Seller, indirectly (A) for the purpose of funding payments to any officer or employee of a governmental or regulatory authority, or any Person controlled by a governmental or regulatory authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in violation of applicable Anti-Corruption Laws or (B) for the purpose of financing activities or transactions (I) of or with any Sanctioned Person or (II) in any Sanctioned Country, except, in each case, to the extent such activities or transactions are licensed by the Office of Foreign Assets Control of the US Department of Treasury or otherwise not prohibited under applicable Sanctions. The Transactions will not violate any applicable Anti-Corruption Laws or Sanctions except to the extent any such violations, individually or in the aggregate, could not reasonably be expected to (A) have a material adverse effect on (i) the business, financial condition, operations or properties of the Seller or (ii) the ability of the Seller to perform any of its obligations under the Transaction Documents or (B)would result in a violation of any applicable law by any Secured Partyparty hereto. (v) Liquidity Coverage Ratio. The Seller has not, does not and will not during the term of this Agreement (x) issue any obligations that (A) constitute asset-backed commercial paper, or (B) are securities required to be registered under the Securities Act of 1933 (the “33 Act”) or that may be offered for sale under Rule 144A or a similar exemption from registration under the 33 Act or the rules promulgated thereunder, or (y) issue any other debt obligations or equity interests other than the Subordinated Notes (as defined in the Receivables Sale Agreement) or debt obligations substantially similar to the obligations of the Seller under this Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in this Agreement. The Seller further represents and warrants that its assets and liabilities are consolidated with the assets and liabilities of ABDC for purposes of GAAP. (w) Beneficial Ownership Rule. As of the Thirteenth Amendment Date, the information included in the Certification from Exemption of Beneficial Owner(s) Information Collection is true and correct in all respects. 730091894 03128405 16 used for purposes of Statement of Financial Accounting Standards No. 87) over the fair market value of the assets of such Pension Plan or Pension Plans is in an amount that could not reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the business, financial condition, operations or properties of Performance Guarantor and ERISA Affiliates taken as a whole. (o) Anti-Corruption Laws and Sanctions. The Servicer has implemented and will maintain in effect and enforce policies and procedures designed, in its reasonable judgment, to ensure compliance by the Servicer, its Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. None of the Servicer or any Subsidiary or, to the knowledge of the Servicer, any director, officer, employee or agent of the Servicer or any Subsidiary, is a Sanctioned Person. No part of the proceeds of any Purchase hereunder, or any sale of Receivables under the Receivables Sale Agreement, in either case, will be used directly, or to the knowledge of the Seller, indirectly (A) for the purpose of funding payments to any officer or employee of a governmental or regulatory authority, or any Person controlled by a governmental or regulatory authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in violation of applicable Anti-Corruption Laws or (B) for the purpose of financing activities or transactions (I) of or with any Sanctioned Person or (II) in any Sanctioned Country, except, in each case, to the extent such activities or transactions are licensed by the Office of Foreign Assets Control of the US Department of Treasury or otherwise not prohibited under applicable Sanctions. The Transactions will not violate any applicable Anti-Corruption Laws or Sanctions except to the extent any such violations, individually or in the aggregate, could not reasonably be expected to (A) have a material adverse effect on (i) the business, financial condition, operations or properties of the Servicer or (ii) the ability of the Servicer to perform any of its obligations under the Transaction Documents or (B)would result in a violation of any applicable law by any Secured Partyparty hereto. ARTICLE VI. CONDITIONS OF PURCHASES Section 6.1 Conditions Precedent to Initial Incremental Purchase; Closing Date. The conditions precedent to the initial Incremental Purchase of a Receivable Interest under the Original Agreement were satisfied on the date on which all of the conditions precedent set forth in Section 6.1 of the Original Agreement were satisfied or waived by the Administrator and each Purchaser Agent. This Agreement shall become effective on the date hereof (the “Closing Date”), subject to the conditions precedent that (a) the Administrator and each Purchaser Agent shall have received on or before the date of such Purchase those documents listed on Schedule A and (b) the Administrator and each Purchaser Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter. Section 6.2 Conditions Precedent to All Purchases and Reinvestments. Each Incremental Purchase and each Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such Purchase: (i) the Servicer shall have delivered to the Administrator and each Purchaser Agent on or prior to the date of such Purchase, in form and substance satisfactory to the Administrator and each Purchaser Agent, all Settlement Reports as and when due under Section 8.5 and (ii) upon the Administrator’s or any Purchaser Agent’s 730091894 03128405 21

(xiii) Take such action to ensure that: (A) the Seller is solvent, including, without limitation, that it has not been rendered insolvent by the actions contemplated by the Transaction Documents; (B) the Seller intends to and reasonably expects to survive as a stand-alone entity, independent of financial assistance of any entity not contemplated by the Transaction Documents; (C) the Seller shall at all times have its own telephone number separate from that of ABDC; (D) neither the assets nor the creditworthiness of the Seller is held out as being available for the payment of any liability of ABDC; (E) each of ABDC and the Seller operates as a separate legal entity and not as a division or department thereof; (F) the Seller does not engage in or expect to engage in business for which its remaining property represents an unreasonably small capitalization; and (G) the Seller does not intend to incur nor does it believe it will incur indebtedness that it will not be able to repay at its maturity. (p) Information. The Seller shall provide the Administrator (which shall promptly forward a copy to each Purchaser Agent) with the following: (i) as soon as practicable and in any event within 90 days following the close of each fiscal quarter, excluding the last fiscal quarter, of each Fiscal Year of the Seller during the term of this Agreement, an unaudited consolidated balance sheet of the Seller as of the end of such quarter and unaudited consolidated statements of income of the Seller for such quarter and for the Fiscal Year through such quarter, setting forth in comparative form the corresponding figures for the corresponding quarter of the preceding Fiscal Year (provided that such comparison will not be available until the report provided for the December, 2004 quarter), all in reasonable detail and certified by the chief financial officer of the Seller, subject to adjustments of the type which would occur as a result of a year-end audit, as having been prepared in accordance with GAAP; and (ii) as soon as practicable and in any event within 120 days after the close of each Fiscal Year of the Seller during the term of this Agreement, a consolidated balance sheet of the Seller as at the close of such Fiscal Year and consolidated statements of income of the Seller for such Fiscal Year, setting forth in comparative form the corresponding figures for the preceding Fiscal Year (provided that such comparison will not be available until the report provided for the September, 2004 Fiscal Year end), all in reasonable detail; provided that following an Amortization Event or Unmatured Amortization Event, the Administrator or any Purchaser Agent may require that such information be certified (with respect to the consolidated financial statements) by independent certified public accountants of nationally recognized standing selected by the Seller whose certificate or opinion accompanying such financial statements shall not contain any qualification, exception or scope limitation not satisfactory to the Administrator and each Purchaser Agent, and accompanied by any management letter prepared by such accountants. (iii) Compliance Certificate. Together with the financial statements required pursuant to this Section 7.1(p), a compliance certificate in substantially the form of Exhibit IV signed by an Authorized Officer of the Seller and dated the date of such annual financial statement or such quarterly financial statement, as the case may be. 730091894 03128405 27

(q) Beneficial Ownership Rule. Promptly following any change in the information included in the Certification from Exemption of Beneficial Owner(s) that would result in a change to the status as an exempt party identified in such Certification, or a change in the address of any beneficial owners or control party, the Seller shall execute and deliver to the Administrator an updated Certification of Beneficial Owner(s) or updated Certification from Exemption of Beneficial Owner(s). Section 7.2 Negative Covenants of the Seller. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, the Seller hereby covenants, as to itself, that it will not: (a) No Rescissions or Modifications. Rescind or cancel any Receivable or related Contract or modify any terms or provisions thereof or grant any Dilution to an Obligor, except in accordance with the applicable Originator’s Credit and Collection Policy or otherwise with the prior written consent of the Administrator and the Required Purchaser Agents, unless such Receivable has been deemed collected pursuant to Section 1.4(a) or repurchased pursuant to the Receivables Sale Agreement. (b) No Liens. Cause any of the Receivables or related Contracts, or any inventory or goods the sale of which give rise to a Receivable, or any Lock-Box or Collection Account or any right to receive any payments received therein or deposited thereto, to be sold, pledged, assigned or transferred or to be subject to a Lien, other than the sale and assignment of the Receivable Interest therein to the Administrator, for the benefit of the Secured Parties, and the Liens created in connection with the transactions contemplated by this Agreement. (c) Consolidations, Mergers and Sales of Assets. (i) Consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person. (d) No Changes. Make any change in the character of its business, which change would materially impair the collectibility of any Receivable, without prior written consent of the Administrator and each Purchaser Agent, or change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed in connection with this Agreement or the transactions contemplated hereby seriously misleading within the meaning of Section 9-507(c) of the UCC of any applicable jurisdiction or other applicable Laws unless it shall have given the Administrator (which shall promptly forward a copy to each Purchaser Agent) at least 45 days’ prior written notice thereof and unless prior thereto it shall have caused such financing statement or continuation statement to be amended or a new financing statement to be filed such that such financing statement or continuation statement would not be seriously misleading. (e) Capital Stock. Issue any capital stock except to ABDC. The Seller shall not pay any dividends to ABDC if such payment would be prohibited under the General Corporation Law of the State of Delaware. (f) No Indebtedness. Incur any Indebtedness other than as permitted under this Agreement. 730091894 03128405 28 transaction contemplated hereby or by the other Transaction Documents, and the Seller shall not enter into or assume any agreement creating any Lien upon the Subordinated Notes. (m) Anti-Corruption Laws and Sanctions. Seller will not permit the proceeds of any Purchase to be used directly, or to the knowledge of the Seller, indirectly (i) for the purpose of financing a payment to any Person in violation of applicable Anti-Corruption Laws, (ii) for the purpose of financing any activity or transaction (a) of or with any Sanctioned Person or (b) in any Sanctioned Country, except, in each case, to the extent such activities or transactions are licensed by the Office of Foreign Assets Control of the US Department of Treasury or otherwise not prohibited under applicable Sanctions or (iii) in any manner that would result in the violation of any applicable Sanctions by any party hereto. Section 7.3 Affirmative Covenants of the Servicer. In addition to its other covenants contained herein or made pursuant hereto, the Servicer covenants with the Administrator, each Purchaser Agent and each Purchaser as follows: (a) Notice of Amortization Event. Promptly upon becoming aware of any Amortization Event or Unmatured Amortization Event, the Servicer shall give the Administrator (which shall promptly forward a copy to each Purchaser Agent) notice thereof, together with a written statement of a Responsible Officer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by such Servicer. (b) Notice of Material Adverse Change. Promptly upon any Responsible Officer of the Servicer becoming aware thereof, the Servicer shall give the Administrator (which shall promptly forward a copy to each Purchaser Agent) notice of any material adverse change in the business, operations or financial condition of the Servicer which reasonably could affect adversely the collectibility of the Receivables or the ability of the Servicer to perform its obligations under this Agreement. (c) Preservation of Corporate Existence. The Servicer shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (i) the interests of the Administrator, any Purchaser Agent or any Purchaser hereunder or (ii) the ability of such Servicer to perform its obligations under this Agreement. (d) Compliance with Laws. The Servicer shall comply in all material respects with all Laws applicable to the Servicer, its business and properties, and all Receivables related to the Receivable Interests. (e) Enforceability of Obligations. The Servicer shall take such actions as are reasonable and within its power to ensure that, with respect to an applicable Receivable, the obligation of any related Obligor to pay the unpaid balance of such Receivable in accordance with the terms of the related Contract remains legal, valid, binding and enforceable against such Obligor except as otherwise permitted by Section 8.2(d). 730091894 03128405 30

Officer of the Seller or the Servicer becomes aware thereof or (ii) notice thereof to such Person by the Administrator, any Purchaser Agent or any Purchaser; or (d) a Change of Control shall occur with respect to the Performance Guarantor; or (e) except as otherwise provided in this Section 9.1, the Seller, the Servicer or any Originator shall default or fail in the performance or observance of any other covenant, agreement or duty applicable to it contained herein and such default or failure shall continue for ten (10) Business Days after either (i) any Responsible Officer of the Seller or the Servicer becomes aware thereof or (ii) notice thereof to such Person by the Administrator, any Purchaser Agent or any Purchaser; or (f) the Seller shall fail to pay any Indebtedness when due and such failure shall continue beyond the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or AmerisourceBergen or any of its Consolidated Subsidiaries (other than the Seller, if applicable) shall fail to pay any Indebtedness in excess of $100,000,000150,000,000 of AmerisourceBergen or any of its Consolidated Subsidiaries, as the case may be, or any interest or premium on such Indebtedness, in either case, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or a final court decision of $100,000,000150,000,000 or more shall be rendered against AmerisourceBergen or any of its Consolidated Subsidiaries and (i) such amount remains unpaid and (ii) AmerisourceBergen or the relevant Consolidated Subsidiary does not, in good faith, contest such decision within the relevant statutory period; or (g) the average of the Default Ratios, computed for each of the immediately preceding three months, shall exceed 0.50%; or the average of the Dilution Ratios, computed for each of the immediately preceding three months, shall exceed 5.75%; or the average of the Delinquency Ratios, computed for each of the immediately preceding three months, shall exceed 3.25%; or the Days Sales Outstanding for any month shall exceed 40 days; or (h) (i) a Collection Bank shall default or fail in the performance or observance of any agreement or duty applicable to it in respect of any Collection Account, and (A) the Servicer has not notified the Administrator (which shall promptly forward a copy to each Purchaser Agent), within two (2) Business Days after becoming aware of such continuing default or failure, of the action it intends to take to cure such default or failure or (B) if so requested by the Administrator, any Purchaser Agent or any Purchaser, the Seller has not established, within fifteen (15) Business Days of such default or failure, another Collection Account with a Collection Bank agreed upon by the Seller and the Administrator, or (ii) the Seller or the Servicer shall default or fail in the performance or observance of any covenant, agreement or duty set forth in Sections 8.2 or 8.3 hereof which is within the control of the Seller or the Servicer, as the case may be, and such default or failure shall continue for two (2) Business Days after notice thereof; or 730091894 03128405 40 doubt, if the issuance of Financial Accounting Standards Board’s Interpretation No. 46, Statements of Financial Accounting Standards Nos. 166 and 167, any future statements or interpretations issued by the Financial Accounting Standards Board or any successor thereto or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Seller or any Conduit Purchaser with the assets and liabilities of the Administrator, any Purchaser Agent or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section 10.2. Section 10.3 Other Costs and Expenses. Seller shall pay to the Administrator, each Purchaser Agent and each Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of its auditors auditing the books, records and procedures of Seller, rating agency fees, reasonable fees and out-of-pocket expenses of independent legal counsel with respect thereto and with respect to providing advice as to their respective rights and remedies under this Agreement but excluding salaries and similar overhead costs of each Purchaser Group and the Administrator (it being understood that, unless otherwise consented to by the Seller, the Administrator and each Purchaser Group shall endeavor to utilize the same counsel to the extent reasonably feasible). Seller shall pay to the Administrator, each Purchaser Agent and each Purchaser on demand any and all costs and expenses thereof, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. ARTICLE XI. THE AGENTS Section 11.1 Appointment and Authorization. (a) Each Purchaser and Purchaser Agent hereby irrevocably designates and appoints TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as the “Administrator” hereunder and authorizes the Administrator to take such actions and to exercise such powers as are delegated to the Administrator hereby and to exercise such other powers as are reasonably incidental thereto. The Administrator shall hold, in its name, for the benefit of each Purchaser, ratably, the Receivable Interests. The Administrator shall not have any duties other than those expressly set forth herein or any fiduciary relationship with any Purchaser or Purchaser Agent, and no implied obligations or liabilities shall be read into this Agreement, or otherwise exist, against the Administrator. The Administrator does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Seller or Servicer. Notwithstanding any provision of this Agreement or any other Transaction Document to the contrary, in no event shall the Administrator ever be required to take any action which exposes the Administrator to personal liability or which is contrary to the provision of any Transaction Document or applicable law. 730091894 03128405 46

THEMUFG BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrator By:______________________________________ Name: Title: Address: 12511221 Avenue of the Americas New York, NY 10020 Attention: Luna MillsSecuritization Group Telephone: (212) 782-6959405-6970 Facsimile: (212) 782-69986448 730091894 03128405 S- 2 Amended and Restated Receivables Purchase Agreement (ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Wells Fargo Bank, National Association By: Name: Title: Address: 1100 Abernathy Road Suite 1600 Atlanta, GA 30328 E-mail: WFCFReceivablesSecuritizationAtlanta@wellsfargo.com Facsimile: 866-972-3558 Attention: Ryan Tozier Telephone: 770-508-2171 Facsimile: 855-818-1936 Attention: Tim Brazeau Telephone: 770-508-2165 Facsimile: 855-818-1932 Commitment: $250,000,000270,000,000 730091894 03128405 S- 4 Amended and Restated Receivables Purchase Agreement (ARFC)

LIBERTY STREET FUNDING LLC, as an Uncommitted Purchaser By: Name: Title: Address: Liberty Street Funding LLC c/o Global Securitization Services, LLC 114 West 47th Street, Suite 2310 New York, New York 10036 Attention: Jill A. Russo Telephone No.: (212) 295-2742 Facsimile No.: (212) 302-8767 THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding LLC By: Name: Title: Address: The Bank of Nova Scotia One Liberty Plaza New York, New York 10006 Attention: Darren Ward Telephone No.: (212) 225-5264 Facsimile No.: (212) 225-5274 Commitment: $300,000,000322,000,000 730091894 03128405 S- 5 Amended and Restated Receivables Purchase Agreement (ARFC)

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser By: Name: Title: PNC Bank, National Association ThreeThe Tower at PNC Plaza 225300 Fifth Avenue Pittsburgh, PA 15222-2707 Attention: Robyn Reeher Telephone: (412) 768-3090 Facsimile: (412) 762-9184 Commitment: $100,000,000108,000,000 730091894 03128405 S- 6 Amended and Restated Receivables Purchase Agreement (ARFC)

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser By:______________________________________ Name: Title: Address for notice: Victory Receivables Corporation c/o Global Securitization Services, LLC 114 West 47th Street Suite 231068 South Service Road, Suite 120 New York, New York 10036 Attn: Frank Bilotta Melville, NY 11747 Attention: Kevin Corrigan Telephone: (212) 295-2757 Facsimile: (212) 302-8767 E-mail: kcorrigan@gssnyc.com THEMUFG BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Purchaser Agent for Victory Receivables Corporation By:______________________________________ Name: Title: Address for notice: TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd. Investment Banking Division for the Americas 12511221 Avenue of the Americas New York, NY 10020 Attn: Hermina Batson Attention: Securitization Group Tel. Telephone: (212) 782-4908405-6970 Fax: Telecopier: (212) 782-6448 Email: hbatson@us.mufg.jp E-mail: securitization_reporting@us.mufg.jp 730091894 03128405 S- 7 Amended and Restated Receivables Purchase Agreement (ARFC)

THEMUFG BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Related Committed Purchaser for Victory Receivables Corporation By:______________________________________ Name: Title: Address for notice: TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd. Investment Banking Division for the Americas 12511221 Avenue of the Americas New York, NY 10020 Attn: Chris Pohl Attention: Securitization Group Tel. Telephone: (212) 782-4911405-6970 Fax: Telecopier: (212) 782-6448 Email: cpohlE-mail: securitization_reporting@us.mufg.jp Commitment: $455,000,000380,000,000 730091894 03128405 S- 9 Amended and Restated Receivables Purchase Agreement (ARFC)

MIZUHO BANK, LTD., as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser By:______________________________________ Name: Title: Address for notice: Mizuho Bank, Ltd. 1251 Avenue of the Americas New York, NY 10020 Attention: Corporate Finance Division Commitment: $345,000,000370,000,000 730091894 03128405 S- 10 Amended and Restated Receivables Purchase Agreement (ARFC)

“Authorized Officer” means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer. “Available Commitment” means, with respect to each Related Committed Purchaser the excess, if any, of such Related Committed Purchaser’s Commitment over the amount funded as of such date by such Related Committed Purchaser with respect to outstanding principal of the Receivable Interests under the Liquidity Agreement for the Conduit Purchaser, if any, in the related Purchaser Group. “Bank Funding” means the funding of a Receivable Interest hereunder by any Purchaser other than through the issuance of Commercial Paper and that is not a Liquidity Funding. “The Bank of Tokyo-Mitsubishi UFJ, Ltd.” means The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its individual capacity and its successors. “Bank Rate” means, with respect to each Receivable Interest that is funded through a Bank Funding, (a) the LIBO Rate or (b) if the LIBO Rate is not available in accordance with Section 4.4, the Alternate Base Rate. “Bank Rate Funding” means a Bank Funding or a Liquidity Funding. “Beneficial Ownership Rule” means 31 C.F.R. § 1010.230. “Broken Funding Costs” means for any Receivable Interest which: (i) has its Invested Amount reduced (I) if funded with Commercial Paper, without compliance by Seller with the notice requirements hereunder or (II) if funded by reference to (x) the Yield Rate and based upon the LIBO Rate, on any date other than the Settlement Date or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned by any Conduit Purchaser to the Liquidity Providers under the related Liquidity Agreement or terminated prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the Interest Periods or the tranche periods for Commercial Paper determined by the applicable Purchaser Agent to relate to such Receivable Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Invested Amount of such Receivable Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Invested Amount is allocated to another Receivable Interest, the amount of CP Costs or Yield actually accrued during the remainder of such period on such Invested Amount for the new Receivable Interest, and (y) to the extent such Invested Amount is not allocated to another Receivable Interest, the income, if any, actually received during the remainder of such period by the holder of such Receivable Interest from investing the portion of such Invested Amount not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to Seller the amount of such excess (net of any amounts due to such Purchasers). All Broken Funding Costs shall be due and payable hereunder upon written demand. 730091894 03128405 I- 3

“Business Day” means any day on which banks are not authorized or required to close in New York, New York, Philadelphia, Pennsylvania or Atlanta, Georgia, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the Yield Rate and based upon the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market. “Calculation Period” means a calendar month. “Capitalized Lease” of a Person shall mean any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Certification of Beneficial Owner(s)” means a certification regarding beneficial ownership of the Seller as required by the Beneficial Ownership Rule. “Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder), of Equity Interests (as defined in the Receivables Sale Agreement) representing more than 35% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of the Performance Guarantor, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Performance Guarantor by Persons who were not (i) directors of the Performance Guarantor on November 18, 2016, (ii) nominated by the board of directors of the Performance Guarantor, (iii) appointed by directors referred to in the preceding clauses (i) and (ii), or (iv) approved by the board of directors of the Performance Guarantor as director candidates prior to their election to such board of directors or (c) the occurrence of a “Change in Control” under and as defined in the Credit Agreement. “Closing Date” has the meaning set forth in Section 6.1. “Collection Account” means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit I to the Account Disclosure Letter. “Collection Account Agreement” means an agreement substantially in the form of Exhibit V among Servicer, Seller, the Administrator and a Collection Bank and, if applicable, an Originator. “Collection Bank” means, at any time, any of the banks holding one or more Collection Accounts. “Collection Notice” means a notice, in substantially the form of Annex A to Exhibit V, from the Administrator to a Collection Bank. “Collections” means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable. 730091894 03128405 I- 4 whole or in part, to such Commercial Paper (B) the costs associated with the issuance of such Commercial Paper, including without limitation, issuing and paying agent fees incurred with respect to such Commercial Paper, (C) any incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser under this Agreement and (D) interest on other borrowing or funding sources by such Conduit Purchaser, including, without limitation, (i) to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, (ii) bridge loans, (iii) market disruption loans, (iv) subordinate notes and (v) voluntary advance facilities. In addition to the foregoing costs, if Seller shall request any Incremental Purchase during any period of time determined by the applicable Purchaser Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Incremental Purchase, the Invested Amount associated with any such Incremental Purchase shall, during such period, be deemed to be funded by such Conduit Purchaser in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period to the Seller. “Credit Agreement” shall mean the Credit Agreement, dated as of March 18, 2011, as amended and restated as of November 18, 2016, as amended by Amendment No. 1 thereto dated as of December 18, 2017,October 31, 2018, among AmerisourceBergen, the borrowing subsidiaries party thereto, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (without giving effect to any other amendment, waiver, termination, supplement or other modification thereof thereafter unless consented to by the Required Purchaser Agents). “Credit and Collection Policy” means, as applicable, each of the Servicer’s or the Applicable Originator’s credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and provided to the Administrator and each Purchaser Agent, as modified from time to time in accordance with this Agreement. “Credit Memo Lag Time” means, with respect to any Receivable, the greater of (a) 30 and (b) the weighted average of the credit memo lag times in days between the date of invoice of such Receivable and the date of issuance of a credit memo with respect to such Receivable (weighted based on the amount of such credit memo when issued), as determined by the Servicer based upon the results of the most recent agreed upon procedures audit, such Credit Memo Lag Time to be recalculated by the Servicer upon each subsequent agreed upon procedures audit and effective with the first Settlement Reporting Date following such recalculation (with the Credit Memo Lag Time as so recalculated remaining in effect until the next Credit Memo Lag Time recalculation). On and after delivery of the agreed upon procedures audit next completed after April 30, 2009, the “Credit Memo Lag Time” will be calculated based upon a random sample of not less than 75 credit memos. As of April 30, 2009, the Credit Memo Lag Time is 54.2. “Cut-Off Date” means the last day of a Calculation Period. “Daily Eurodollar Rate” means, on any date of determination, the rate per annum determined on the basis of the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person which takes over the administration of that rate) for deposits in Dollars for a period of thirty days as it appears on the relevant display page on the Bloomberg Professional Service (or any successor or substitute page or service providing 730091894 03128405 I- 6 bridge loan agreement or other voluntary advance facility) of all or any portion of, or any undivided interest in, a Receivable Interest. “Liquidity Provider” means each bank or other financial institution that provides liquidity support to any Conduit Purchaser pursuant to the terms of a Liquidity Agreement. “Location” shall mean, with respect to the Seller, any Originator or the Servicer, the place where the Seller, such Originator or the Servicer, as the case may be, is “located” (within the meaning of Section 9-307, or any analogous provision, of the UCC, in effect in the jurisdiction whose Law governs the perfection of the Administrator’s (for the benefit of the Secured Parties) interests in any Purchased Assets). “Lock-Box” means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit I to the Account Disclosure Letter. “Loss Reserve” means, for any Calculation Period, the product (expressed as a percentage) of (a) 2.25, times (b) the highest three-month rolling average Default Ratio during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date. “Mizuho” means Mizuho Bank, Ltd., and its successors. “Moody’s” means Moody’s Investors Service, Inc. “MUFG Bank, Ltd.” means MUFG Bank, Ltd., in its individual capacity and its successors. “Multiemployer Plan” means a “multiemployer plan”, within the meaning of Section 4001 (a) (3) of ERISA, to which Performance Guarantor or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions. “Net Pool Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor, (ii) the Rebate Reserve, (iii) the Government Receivable Excess and (iv) sales tax, excise tax or other similar tax or charge, arising with respect to such Eligible Receivables in connection with their creation and satisfaction. “Non-Accordion Purchase Limit” means the Purchase Limit without giving effect to any increases or decreases pursuant to Section 1.1(b) of the Agreement. “Obligor” shall mean, for any Receivable, each and every Person who purchased goods or services on credit under a Contract and who is obligated to make payments to an Originator or the Seller as assignee thereof pursuant to such Contract. 730091894 03128405 I- 17 now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to any Originator or its Affiliates in reimbursement of actual management services performed). “S&P” means Standard and Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. “Sanctioned Country” means, at any time, a country or, territory or region that is itself the subject or target of any comprehensive Sanctions. “Sanctioned Person” means (a) any Person listed in any Sanctions-related list of specially designated foreign nationals or other Persons maintained (i) by the Office of Foreign Assets Control of the US Department of Treasury, the US State Department, or the US Department of Commerce or the US Department of the Treasury or (ii) by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or, (b) any Person controlled by any suchlocated, organized or ordinarily resident in a Sanctioned Country or (c) any Person 50% or more owned by one or more Persons referenced in clause (a). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time (a) by the US government, including those administered by the Office of Foreign Assets Control of the US Department of Treasury, the US State Department, or the US Department of Commerce or the US Department of the Treasury, (b) by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) by other relevant sanctions authorities to the extent compliance with the sanctions imposed by such other authorities would not entail a violation of applicable law. “Scheduled Facility Termination Date” means, for any Group Commitment, November 18, 2019October 29, 2021 or with respect to any Purchaser Group party to an Assumption Agreement or Transfer Supplement, such other date, if any, set forth in the applicable Assumption Agreement or Transfer Supplement. “Secured Parties” means the Indemnified Parties. “Seller” has the meaning set forth in the preamble to this Agreement. “Seller Parties” has the meaning set forth in the preamble to this Agreement. “Servicer” means at any time the Person (which may be the Administrator) then authorized pursuant to Article VIII to service, administer and collect Receivables. “Servicing Fee” means, for each day in a Calculation Period: 730091894 03128405 I- 24

(a) an amount equal to (i) the Servicing Fee Rate times (ii) the aggregate Outstanding Balance of all Receivables at the close of business on the Cut-Off Date immediately preceding such Calculation Period, times (iii) 1/360; or (b) on and after the Servicer’s reasonable request made at any time when ABDC or one of its Affiliates is no longer acting as Servicer hereunder, an alternative amount specified by the successor Servicer not exceeding (i) 110% of such Servicer’s reasonable costs and expenses of performing its obligations under this Agreement during the preceding Calculation Period, divided by (ii) the number of days in the current Calculation Period. “Servicing Fee Rate” means 1.0% per annum; provided that if ABDC or one of its Affiliates is the Servicer, such rate shall mean 0.125% per annum. “Servicing Reserve” means, for any Calculation Period, the product (expressed as a percentage) of (a) the Servicing Fee Rate (determined assuming ABDC is not the Servicer), times (b) a fraction, the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360. “Settlement Date” means the 2nd Business Day after each Settlement Reporting Date and the applicable Facility Termination Date. “Settlement Report” means a report, in substantially the form of Exhibit VI hereto (appropriately completed), together with the electronic backup data which is part of the spreadsheet that creates such report, furnished by the Servicer to the Administrator and each Purchaser Agent pursuant to Section 8.5. “Settlement Reporting Date” means the 25th day of each month immediately following the Cut-Off Date (or if any such day is not a Business Day, the next succeeding Business Day thereafter) or such other days of any month as may be required, or as Administrator or any Purchaser Agent may request, in connection with Section 8.5. “Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. “Thirteenth Amendment Date” means October 31, 2018. “Transaction Documents” means, collectively, this Agreement, each Purchase Notice, the Receivables Sale Agreement, each Collection Account Agreement, the Performance Undertaking, the Fee Letters, each Subordinated Note (as defined in the Receivables Sale Agreement), the Extended Term Disclosure Letter, the Account Disclosure Letter and all other instruments, documents and agreements executed and delivered in connection herewith by any of the Seller Parties. 730091894 03128405 I- 25

EXHIBIT II

FORM OF PURCHASE NOTICE

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

PURCHASE NOTICE
dated ______________, 20__
for Purchase on ________________, 20__

~~The~~MUFG Bank~~ of Tokyo-Mitsubishi UFJ~~, Ltd.
~~1251~~
1221 Avenue of the Americas
New York, NY 10020
Attention:~~ Luna Mills~~
Securitization Group
Telephone: (212) ~~782-6959~~
405-6970
Facsimile: (212) 782-~~6998~~6448

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the "Agreement") among Amerisource Receivables Financial Corporation (the "Seller"), AmerisourceBergen Drug Corporation, as initial Servicer, the various Purchaser Groups from time to time party thereto, and ~~The~~MUFG Bank~~ of Tokyo-Mitsubishi UFJ~~, Ltd., as Administrator. Capitalized terms defined in the Agreement are used herein with the same meanings.

1. The [Servicer, on behalf of the] Seller hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the Purchase Date (as hereinafter defined):

(a) all applicable conditions precedent set forth in Article VI of the Agreement have been satisfied;

(b) each of its representations and warranties contained in Article V of the Agreement will be true and correct, in all material respects, as if made on and as of the Purchase Date;

(c) no event has occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

(d) the applicable Facility Termination Date has not occurred; and

730091894 03128405 II- 1

EXHIBIT IV FORM OF COMPLIANCE CERTIFICATE To: TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of April 29, 2010 among Amerisource Receivables Financial Corporation (the “Seller”), AmerisourceBergen Drug Corporation (the “Servicer”), the various Purchaser Groups from time to time party thereto and TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator (the “Agreement”). THE UNDERSIGNED HEREBY CERTIFIES THAT: 1. I am the duly elected _________________ of Seller. 2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements. 3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 5 below]. 4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with Section 9.1(o) and certain covenants of the Agreement, all of which data and computations are true, complete and correct. [5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event: ____________________] The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered as of ______________, 20__. By:___________________________ Name: Title: 730091894 03128405 IV- 1

EXHIBIT V FORM OF COLLECTION ACCOUNT AGREEMENT COLLECTION ACCOUNT AGREEMENT _____________, 2003 [Collection Bank Name] [Collection Bank Address] Attn: ____________________ Fax No. (___) ______________ Re: [Name of current Lock-Box owner]/Amerisource Receivables Financial Corporation Ladies and Gentlemen: Reference is hereby made to each of the [departmental] post office boxes listed on Schedule 1 hereto (each, a “Lock-Box”) of which [Collection Bank Name], a _________ banking association (hereinafter “you”), has exclusive control for the purpose of receiving mail and processing payments therefrom pursuant to the [Lock-Box Service Agreement] dated _______________, originally by and between Amerisource Bergen Drug Corporation (the “Company”) and you (the “Service Agreement”). 1. You hereby confirm your agreement to perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment received in each of the Lock-Boxes, and credit such payments to account no. _____________ (the “Lock-Box Account”). 2. The Company hereby informs you that it has transferred to its affiliate, Amerisource Receivables Financial Corporation, a Delaware corporation (the “Seller”) all of the Company’s right, title and interest in and to the items from time to time received in the Lock-Boxes and/or deposited in the Lock-Box Account, but that the Company has agreed to continue to service the receivables giving rise to such items. Accordingly, the Company and Seller hereby request that the name of the Lock-Box Account be changed to “Amerisource Receivables Financial Corporation.” Seller hereby further advises you that it has pledged the receivables giving rise to such items to TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator for various parties (in such capacity, the “Administrator”) and has granted a security interest to the Administrator in all of Seller’s right, title and interest in and to the Lock-Box Account and the funds therein. 730091894 03128405 V- 1

3. Each of the Company and Seller hereby irrevocably instructs you, and you hereby agree, that upon receiving notice from the Administrator in the form attached hereto as Annex A: (i) the name of the Lock-Box Account will be changed to “TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator” (or any designee of the Administrator), and the Administrator will have exclusive ownership of and access to the Lock-Boxes and the Lock-Box Account, and none of the Company, Seller, nor any of their respective affiliates will have any control of the Lock-Boxes or the Lock-Box Account or any access thereto, (ii) you will either continue to send the funds from the Lock-Boxes to the Lock-Box Account, or will redirect the funds as the Administrator may otherwise request, (iii) you will transfer monies on deposit in the Lock-Box Account to the following account: Bank Name: Wachovia Bank, National Association Location: Charlotte, North Carolina ABA Routing No.: ABA # 053000219 Credit Account No.: For credit to Variable Funding Capital Company LLC Account #2000010384921 Account Name: CP Liability Account Reference: VFCC/Amerisource Receivables Financial Corporation Attention: Sherry McInturf, tel. (704) 715-1125 or to such other account as the Administrator may specify, (iv) all services to be performed by you under the Service Agreement will be performed on behalf of the Administrator, and (v) all correspondence or other mail which you have agreed to send to the Company or Seller will be sent to the Administrator at the following address: TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 1221 Avenue of the Americas New York, NY 10020 Attention: Luna Mills Securitization Group Telephone: (212) 782-6959405-6970 Facsimile: (212) 782-69986448 Moreover, upon such notice, the Administrator will have all rights and remedies given to the Company (and Seller, as the Company’s assignee) under the Service Agreement. The Company agrees, however, to continue to pay all fees and other assessments due thereunder at any time. 4. In addition, as collateral security for Seller’s obligations to the Administrator and certain other persons in connection with the Receivables Purchase Agreement, Seller hereby grants to the Administrator a present and continuing security interest in (a) the Lock-Box Account, (b) all general intangibles and privileges in respect of the Lock-Box Account, and (c) all cash, checks, money orders and other items of value of Seller now or 730091894 03128405 V- 2

Acknowledged and agreed to as of the date first above written: [COLLECTION BANK] By: Name: Title: THEMUFG BANK OF TOKYO-MITSUBISHI UFJ, LTD., AS ADMINISTRATOR By: Name: Title: 730091894 03128405 V- 6

ANNEX A FORM OF NOTICE [On letterhead of the Administrator] [Date] [Collection Bank Name] [Collection Bank Address] Attn: ____________________ Fax No. (___) ______________ Re: [Name of current Lock-Box owner]/Amerisource Receivables Financial Corporation Ladies and Gentlemen: We hereby notify you that we are exercising our rights pursuant to that certain letter agreement dated ____________, 2003 (the “Letter Agreement”) among [Name of current Lock-Box Owner], Amerisource Receivables Financial Corporation, you and us, to have the name of, and to have exclusive ownership and control of, account no. __________ identified in the Letter Agreement (the “Lock-Box Account”) maintained with you, transferred to us. The Lock-Box Account will henceforth be a zero-balance account, and funds deposited in the Lock-Box Account should be sent at the end of each day to the account specified in Section 3(i) of the Letter Agreement, or as otherwise directed by the undersigned. You have further agreed to perform all other services you are performing under the “Service Agreement” (as defined in the Letter Agreement) on our behalf. We appreciate your cooperation in this matter. Very truly yours, THEMUFG BANK OF TOKYO-MITSUBISHI UFJ, LTD., as ADMINISTRATOR By:_________________________ Title: 730091894 03128405 Annex A

AMERISOURCE RECEIVABLES
FINANCIAL CORPORATION, as Seller

By:____________________________
Name Printed:____________________
Title:___________________________

Consented and Agreed:

~~THE~~MUFG BANK~~ OF TOKYO-MITSUBISHI UFJ~~, LTD.,
as Administrator

By:____________________________
Name Printed:____________________
Title:___________________________

By:____________________________
Name Printed:____________________
Title:___________________________

Consented and Agreed:

[THE PURCHASERS]

730091894 03128405

VII-4

Exhibit VIII Form of Transfer Supplement with respect to Amerisource Receivables Financial Corporation Receivables Purchase Agreement Dated as of [______ __, 20__] Section 1. Commitment assigned: $_________ Assignor’s remaining Commitment: $_________ Invested Amount allocable to Commitment assigned: $_________ Assignor’s remaining Invested Amount: $_________ Discount (if any) allocable to Invested Amount assigned: $_________ Discount (if any) allocable to Assignor’s remaining Invested Amount: $_________ Section 2. Effective Date of this Transfer Supplement: [______ __, 20__] Upon execution and delivery of this Transfer Supplement by transferee and transferor and the satisfaction of the other conditions to assignment specified in Section 12.1 of the Receivables Purchase Agreement (as defined below), from and after the effective date specified above, the transferee shall become a party to, and have the rights and obligations of a Related Committed Purchaser under, the Amended and Restated Receivables Purchase Agreement dated as of April 29, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Amerisource Receivables Financial Corporation, as Seller, AmerisourceBergen Drug Corporation, as initial Servicer, TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator, and the various purchaser groups from time to time party thereto. [Insert Alternate Base Rate, CP Costs, LIBO Rate and Scheduled Facility Termination Date as appropriate.] Each party hereto hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper notes or other indebtedness of each Conduit Purchaser, it will not institute against or join any other Person in instituting against such Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The agreements set forth in this paragraph and the parties’ respective obligations under this paragraph shall survive the termination hereof and of the Receivables Purchase Agreement. 730091894 03128405 VIII- 1

whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason and (b) all obligations of Originator (i) as Servicer under the Receivables Purchase Agreement, dated as of July 10, 2003 by and among Recipient, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various Purchaser Groups from time to time party thereto, and TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator (as amended, restated or otherwise modified, the “Receivables Purchase Agreement” and, together with the Sale Agreement, the “Agreements”) or (ii) which arise pursuant to Sections 8.2, 8.3 or 13.3(a) of the Receivables Purchase Agreement as a result of its termination as Servicer (all such obligations under this clause (b), collectively, the “Servicing Related Obligations”). Section 2. Guaranty of Performance of Guaranteed Obligations. Performance Guarantor hereby guarantees to Recipient, the full and punctual payment and performance by Originator of its Guaranteed Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all Guaranteed Obligations of Originator under the Agreements and each other document executed and delivered by Originator pursuant to the Agreements and is in no way conditioned upon any requirement that Recipient first attempt to collect any amounts owing by Originator to Recipient, the Administrator, any Purchaser Agent or any Purchaser from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Recipient, the Administrator, any Purchaser Agent or any Purchaser in favor of Originator or any other Person or other means of obtaining payment. Should Originator default in the payment or performance of any of its Guaranteed Obligations, Recipient (or its assigns) may cause the immediate performance by Performance Guarantor of the Guaranteed Obligations and cause any payment Guaranteed Obligations to become forthwith due and payable to Recipient (or its assigns), without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Performance Guarantor. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and Performance Guarantor shall not be responsible for any Guaranteed Obligations to the extent the failure to perform such Guaranteed Obligations by Originator results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; provided that nothing herein shall relieve Originator from performing in full its Guaranteed Obligations under the Agreements or Performance Guarantor of its undertaking hereunder with respect to the full performance of such duties. Section 3. Performance Guarantor’s Further Agreements to Pay. Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Recipient (and its assigns), forthwith upon demand in funds immediately available to Recipient, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Recipient in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the Prime Rate of TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch plus 2% per annum, such rate of interest changing when and as such Prime Rate changes. IX- 2 730091894 03128405

EXHIBIT XII FORM OF REDUCTION NOTICE ______________, _____ TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 1221 Avenue of the Americas New York, NY 10020 Attention: Luna Mills Securitization Group Telephone: (212) 782-6959 405-6970 Facsimile: (212) 782-69986448 [Address to each Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among Amerisource Receivables Financial Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator. Capitalized terms used in this Reduction Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes a Reduction Notice pursuant to Section 1.3 of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Invested Amount on ____________, _____3 by the application of cash to pay Aggregate Invested Amount and Yield to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Invested Amount, together with all costs related to such reduction of Aggregate Invested Amount, as follows: (a) Reduction Amount: $_____________ (b) (X) Ratable Share4: (i) Liberty Street Funding LLC’s Purchaser Group: $_____________ (ii) PNC Bank, National Association’s Purchaser Group: $_____________ 3 Notice must be given at least one Business Day prior to the requested reduction date. 4 For reductions based on the Ratable Share. 730091894 03128405 XII- 1

EXHIBIT XIII Form of Legend “THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD PURSUANT TO A RECEIVABLES SALE AGREEMENT, DATED AS OF JULY 10, 2003, AS THE SAME MAY FROM TO TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, BETWEEN AMERISOURCEBERGEN DRUG CORPORATION, AS ORIGINATOR, AND AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, AS BUYER; AND UNDIVIDED, FRACTIONAL OWNERSHIP INTERESTS IN THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO VARIOUS PURCHASERS PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF APRIL 29, 2010, AS THE SAME MAY FROM TO TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, AMONG AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, AS SELLER, AMERISOURCEBERGEN DRUG CORPORATION, AS INITIAL SERVICER, THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY THERETO, AND THEMUFG BANK OF TOKYO-MITSUBISHI UFJ, LTD., AS ADMINISTRATOR.” 730091894 03128405 XIII- 1

EXHIBIT XIV FORM OF PURCHASE LIMIT INCREASE REQUEST ___________ , _____ TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 1221 Avenue of the Americas New York, NY 10020 Attention: Luna Mills Securitization Group Telephone: (212) 782-6959405-6970 Facsimile: (212) 782-69986448 [Address to each Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator. Capitalized terms used in this Purchase Limit Increase Request and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes a Purchase Limit Increase Request pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to increase the Purchase Limit and respective Commitments of each Purchaser Group on _____, ____6 to the following amounts: (a) Purchase Limit: $__________________ (b) Ratable Share of Each Purchaser Group: (i) Liberty Street Funding LLC: $___________________ (ii) PNC Bank, National Association: $__________________ (iii) Victory Receivables Corporation: $_________________ (iv) Wells Fargo Bank, National Association: $___________________ (v) Mizuho Bank, Ltd.: $__________________ 6 Notice must be given at least 15 Business Days prior to the requested increase, and must be in a minimum amount of $50,000,000. 730091894 03128405 Exhibit XIV- 1

EXHIBIT XV FORM OF PURCHASE LIMIT DECREASE NOTICE ___________ , _____ TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 1221 Avenue of the Americas New York, NY 10020 Attention: Luna Mills Securitization Group Telephone: (212) 782-6959405-6970 Facsimile: (212) 782-69986448 [Address to each Purchaser Agent] – [PURCHASER AGENTS TO PROVIDE] Ladies and Gentlemen: Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator. Capitalized terms used in this Purchase Limit Decrease Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes a Purchase Limit Decrease Notice pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to decrease the Purchase Limit and respective Commitments of each Purchaser Group on _____, ____7 to the following amounts: (a) Purchase Limit: $__________________ (b) Ratable Share of Each Purchaser Group: (i) Liberty Street Funding LLC: $___________________ (ii) PNC Bank, National Association: $__________________ (iii) Victory Receivables Corporation: $_________________ (iv) Wells Fargo Bank, National Association: $___________________ 7 Notice must be given at least ten Business Days prior to the requested decrease, and must be in a minimum amount of $50,000,000. 730091894 03128405 Exhibit XV- 1

EXHIBIT XVI FORM OF ACCORDION CONFIRMATION ___________ , _____ TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 1221 Avenue of the Americas New York, NY 10020 Attention: Luna Mills Securitization Group Telephone: (212) 782-6959405-6970 Facsimile: (212) 782-69986448 [Address to each Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and TheMUFG Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrator. Capitalized terms used in this Accordion Confirmation and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes an Accordion Confirmation pursuant to Section 1.1(b) of the Receivables Purchase Agreement. This Accordion Confirmation sets forth the Accordion Group Commitments as consented to by such Purchaser Group’s Purchaser Agent for the Accordion Period beginning on _____ and ending on ____, and the resulting changes in the Purchase Limit and Group Commitments for such period. 730091894 03128405 XVI- 1

~~THE~~MUFG BANK~~ OF TOKYO-MITSUBISHI UFJ~~, LTD., as Administrator

By:_______________________________________
Name:
Title:

730091894 03128405

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